[Logo omitted]

EDGEWOOD MANAGEMENT LLC

EDGEWOOD GROWTH FUND

Summary Prospectus | March 1, 2010

TICKER: INSTITUTIONAL SHARES -- EGFIX

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.edgewoodfunds.com. You can also get this information at no cost by calling 1-800-791-4226, by sending an e-mail request to edgewoodfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
    The investment objective of the Edgewood Growth Fund ( the "Fund") is to provide long-term growth of capital.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU MAY PAY EACH YEAR
AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
                                                                 Institutional
                                                                    Shares
    ----------------------------------------------------------------------------
      Management Fees                                                1.00%
    ----------------------------------------------------------------------------
      Other Expenses(1)                                              0.17%
    ----------------------------------------------------------------------------
      Total Annual Fund Operating Expenses(2)                        1.17%
    ----------------------------------------------------------------------------
      Less Fee Reductions and/or Expense Reimbursements             (0.16)%
                                                                    -------
    ----------------------------------------------------------------------------
      Total Annual Fund Operating Expenses After Fee Reductions
        and/or Expense Reimbursements(2,3)                           1.01%
    ----------------------------------------------------------------------------

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    (1)  Other Expenses include acquired fund fees and expenses of less than
         0.01%.
    (2) Total Annual Fund Operating Expenses and Net Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus), because the financial statements include only the direct operating expenses incurred by the Fund, and not acquired fund fees and expenses.
    (3) Edgewood Management LLC (the "Adviser") has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit the Fund's total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to an amount equal to the Management Fees until February 28, 2011. This Expense Limitation Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on the last day of the then-current one-year period.

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that, execpt for the first year, the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 Year   3 Years   5 Years   10 Years
    ----------------------------------------------------------------------------
                         $103      $356      $628     $1,406

PORTFOLIO TURNOVER

    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
    The Fund is non-diversified and primarily invests in a core group of 15-35 equity securities, including both common stocks and sponsored American Depositary Receipts ("ADRs"). The Fund is flexibly managed, with the ability to invest in equity securities of a smaller number of issuers and/or industry sectors than diversified mutual funds. The Fund focuses on U.S. companies that Edgewood Management LLC (the "Adviser") believes are quality companies with stock that offer the potential for future price appreciation.


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

    In selecting investments for the Fund, the Adviser seeks to identify companies possessing fundamentally strong market positions in growing industries, exceptional earnings power, and consistency of earnings performance, with a particular focus on growing companies experiencing superior rates of return over varying economic cycles. Investment decisions are based upon a fundamental analysis that emphasizes company-specific research. The goal of the process is to invest in growth companies in both established and growing industries that display the following characteristics: a record of consistent earnings power; an earnings growth rate in excess of the S&P 500 Growth Index; a dominant market position or proven strength; attractive fundamental financial valuation; superior management; management/insider ownership; and an industry growth rate in excess of the growth of gross domestic product ("GDP"). The Fund's investments are expected to have a bias toward larger capitalization issuers (those with market capitalizations in excess of $10 billion), but the Fund may also invest in small-capitalization (between $100 million and $4 billion) and medium-capitalization (between $4 billion and $10 billion) companies.

    The Fund intends to buy and hold securities for the long-term and seeks to keep moderate portfolio turnover. However, the Adviser may sell a security in response to deterioration in a company's business prospects, performance or financial strength, when the security's price is no longer justifiable or if the security demonstrates earnings disappointments.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------
    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

    Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events


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

    affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

    To the extent that the Fund invests in small- and medium-capitalization companies, the Fund may be subject to additional risk. The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

    When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's Institutional Shares' performance from year to year and by showing how the Fund's Institutional Shares' average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's web-site at www.edgewoodfunds.com or by calling 1-800-791-4226.


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

                              [BAR CHART OMITTED]

                                2007   21.52%
                                2008  (39.14)%
                                2009   30.73%


                      BEST QUARTER         WORST QUARTER
                      ------------         --------------
                          17.87%              (26.44)%
                        (06/30/09)          (12/31/08)


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2009

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Institutional Shares.


                                                          Since Inception
                                                  1 Year     (2/28/2006)
    ---------------------------------------------------------------------
    Fund Return Before Taxes                      30.73%        0.52%
    ---------------------------------------------------------------------
    Fund Return After Taxes on Distributions      30.73%        0.41%
    ---------------------------------------------------------------------
    Fund Return After Taxes on Distributions and
       Sale of Fund Shares                         19.97%       0.41%
    ---------------------------------------------------------------------
    S&P 500 Growth Index(1) Return (reflects
       no deduction for fees, expenses, or taxes)  31.57%       0.49%
    ---------------------------------------------------------------------
    Russell 1000 Growth Index Return (reflects no
       deduction for fees, expenses, or taxes)     37.21%       0.36%
    ---------------------------------------------------------------------


    (1) The Fund has changed its primary benchmark from the Russell 1000 Growth Index to the S&P 500 Growth Index because the Adviser believes the S&P 500 Growth Index is more representative of the type of securities in which the Fund invests.


INVESTMENT ADVISER
--------------------------------------------------------------------------------

    Edgewood Management LLC serves as the investment adviser to the Fund.


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


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

    The Fund is managed by a team of investment professionals each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

    Mr. Alan W. Breed, President and Member of the Board of Managers, joined the Adviser in 1994.

    Mr. Lawrence G. Creel, Partner and Member of the Board of Managers, joined the Adviser in 1997.

    Mr. Scott Edwardson, Senior Research Analyst, joined the Adviser in 2000.

    Mr. Alexander Farman-Farmaian, Vice Chairman and Member of the Board of Managers, joined the Adviser in 2006.

    Mr. Peter Jennison, Partner and Member of the Board of Managers, joined the Adviser in 2006.

    Mr. James Robillard, Senior Research Analyst, joined the Adviser in 2004.

    Mr. Kevin R. Seth, Partner and Member of the Board of Managers, joined the Adviser in 1995.

    Mr. Nicholas A. Stephens, CFA, Partner and Member of the Board of Managers, joined the Adviser in 1984.

PURCHASE AND SALE OF FUND SHARES
--------------------------------------------------------------------------------

    To purchase shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $100,000. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.

    If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund's transfer agent directly by mail or telephone at 1-800-791-4226.

    If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.


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


TAX INFORMATION
--------------------------------------------------------------------------------

    The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.






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